Basis of Financial Presentation and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Basis of Presentation

TPG Investment in Company

On June 19, 2013, we entered into a Securities Purchase Agreement (the "Purchase Agreement") by and among AV Homes and TPG Aviator, L.P. ("TPG Aviator") pursuant to which TPG Aviator agreed to acquire 2,557,474 shares of AV Homes’ common stock, par value $1.00 per share (the “Common Stock"), at a purchase price of $14.65 per share, and 665,754 shares of a newly authorized series of AV Homes’ preferred stock, designated as Series A Contingent Convertible Cumulative Redeemable Preferred Stock, par value $0.10 per share (the “Series A Preferred Stock"), at a purchase price and liquidation preference of $146.50 per share, for an aggregate investment in AV Homes by TPG Aviator of $135.0 million.

On June 20, 2013, AV Homes and TPG Aviator closed the transactions (the “TPG Investment") contemplated by the Purchase Agreement, and AV Homes issued to TPG Aviator the Common Stock and the Series A Preferred Stock in the amounts and in exchange for the purchase price described above.

On September 18, 2013, we held a special meeting of stockholders at which our stockholders:  (1) approved the right to convert, at the option of the Company or the holders of the Series A Preferred Stock, the Series A Preferred Stock into 6,657,543 shares of our Common Stock and (2) approved TPG Aviator's pre-emptive rights following the approval of such conversion to participate in future issuances of our Common Stock or securities convertible into or exercisable for our Common Stock.  Following the meeting of stockholders, we provided notice to TPG Aviator of our intention to convert the Series A Preferred Stock as of September 18, 2013.  The Common Stock issuable upon conversion of the Series A Preferred Stock was issued on September 19, 2013 and the Series A Preferred Stock was cancelled.

In accordance with GAAP, before its conversion, the Series A Preferred Stock was classified outside of permanent equity because the redemption provisions were not solely within our control.  We incurred approximately $7.2 million of transaction fees in connection with the TPG Investment, which have been offset against the proceeds received.  The contingent beneficial conversion feature of the Series A Preferred Stock was recognized upon stockholder approval of the conversion and amortized at the time of conversion by treating it as a deemed dividend in retained earnings and crediting additional paid-in capital for $11.9 million, consequently resulting in no diminution in total stockholders' equity or book value per share.  We have assessed the provisions of the Series A Preferred Stock and concluded that the impact of any embedded derivative features was not material.

In connection with the Purchase Agreement, we entered into a Management Services Agreement with TPG VI Management, LLC (“TPG Management”), an affiliate of TPG Aviator, that sets forth certain financial advisory services to be provided by, and fees to be paid to, TPG Management in connection with ongoing services to us.  Pursuant to the Management Services Agreement and in exchange for certain ongoing advisory and consulting services, we agreed to pay to TPG Management a monitoring fee up to $0.5 million per year for so long as TPG and its affiliates own at least 30% of the Common Stock outstanding and also to reimburse expenses incurred by TPG Management and its affiliates to provide services or enforce its rights under the management services agreement. The monitoring fee is reduced proportionately based on TPG Aviator's board representation rights under a separate Stockholders Agreement we entered into with TPG Aviator. The monitoring fee is payable quarterly in advance and is reduced by director fees otherwise payable to the TPG Nominated Directors who are not employed by TPG Aviator or its affiliates.  For 2015 and 2014, we paid TPG Management a total of $0.4 million and $0.5 million, respectively, for the annual monitoring fee and reimbursement of expenses under the Management Services Agreement.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of AV Homes, Inc. and all subsidiaries, partnerships and other entities in which AV Homes, Inc. (“AV Homes," “we,” “us,” “our,” or “the Company”) has a controlling interest. Our investments in unconsolidated entities in which we have less than a controlling interest are accounted for using the equity method.  All significant intercompany accounts and transactions have been eliminated in consolidation.  Beginning with our Form 10-Q for the quarter ended March 31, 2015, certain revenue and expense balances were reclassified from "Homebuilding and amenity," as well as "Other real estate," into the line item "Amenity and other" to enhance the visibility to our core homebuilding operations.

Use of Estimates

Use of Estimates

The preparation of our consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents and Restricted Cash

Cash and Cash Equivalents and Restricted Cash

We consider all highly liquid investments purchased with an initial maturity of three months or less to be cash equivalents.  As of December 31, 2015, our cash and cash equivalents were invested primarily in money market accounts that invest primarily in U.S. government securities.  Due to the short maturity period of the cash equivalents, the carrying amount of these instruments approximate their fair values.

Our cash items that are restricted as to withdrawal or usage include deposits of $26.9 million and $16.4 million as of December 31, 2015 and 2014, respectively.  The balance as of December 31, 2015 is comprised primarily of $25.6 million on deposit as an interest reserve to comply with the terms of our Senior Secured Credit Facility (defined below).  In February 2016, the interest reserve was released since it was determined that the Company was in compliance with the interest coverage ratio covenant.  See Note 16, Subsequent Events, for further discussion.

Land and Other Inventories and Cost of Revenues

Land and Other Inventories and Cost of Revenues

Land and other inventories include expenditures for land acquisition, construction, land development, construction costs for homeowners association amenities, and direct and allocated indirect costs, including interest cost capitalized until development and construction are substantially completed.  These costs are assigned to components of Land and other inventories based on specific identification, relative sales value, or area allocation methods.

Land and other inventories are stated at cost unless the asset is determined to be impaired, in which case the asset is written to its fair value, in accordance with ASC 360.

We evaluate our land and other inventories for impairment on a quarterly basis in accordance with ASC 360 to reflect market conditions, including a consideration of supply of new and resale homes for sale in the respective market, level of foreclosure activity and competition.  For assets held and used, if indicators are present, we perform an impairment test in which the asset is reviewed for impairment by comparing the estimated future undiscounted cash flows to be generated by the asset to its carrying value.  If such cash flows are less than the asset’s carrying value, the carrying value is written down to its estimated fair value.  Generally, fair value is determined by discounting the estimated cash flows at a rate commensurate with the inherent risks associated with the asset and related estimated cash flow streams.  The discount rate used in the determination of fair value would vary, depending on the state of development.  Assumptions and estimates used in the determination of the estimated future cash flows are based on expectations of future operations and economic conditions and certain factors described below.  Changes to these assumptions could significantly affect the estimates of future cash flows, which could affect the potential for future impairments.  Due to the uncertainties of the estimation process, actual results could differ significantly from such estimates.

During the years ended December 31, 2015 and 2014, our impairment assessment resulted in no impairment charges related to land and other inventories.  During 2013, we recorded impairment charges of $0.7 million.

In 2013, we changed our plans to sell certain assets, resulting in the reclassification of these assets to land and other inventories and a reversal of previously recorded impairment expense of $1.0 million.  This reversal was the result of measuring these assets at the lower of the original carrying amount or the fair value at the date of the decision not to sell, in accordance with ASC 360-10-35-44.

Receivables	Receivables Receivables primarily consists of amounts in transit or due from title companies for house closings and contracts mortgage notes receivable from the sale of land.
Property and Equipment, net

Property and Equipment, net

Property and equipment are stated at cost, net of accumulated depreciation, which is computed by the straight-line method over the following estimated useful lives of the assets: land improvements 10 years to 25 years; buildings and improvements 8 to 39 years; and machinery, equipment and fixtures 3 to 7 years.  Maintenance and operating expenses of equipment utilized in the development of land are capitalized to land inventory.  Repairs and maintenance are expensed as incurred.

Property and equipment includes the cost of amenities such as club facilities on properties owned by us.  The cost of amenities includes expenditures for land acquisition, construction, land development and direct and allocated costs.  Property and equipment owned and constructed by us also includes interest cost incurred during development and construction.

Each reporting period, we review our property and equipment for indicators of impairment in accordance with ASC 360. For our amenities, which are located within our housing communities, indicators of potential impairment are similar to those of our housing communities, as these factors may impact our ability to generate revenues at our amenities or cause construction costs to increase.  In addition, we factor in the collectability and potential delinquency of the fees due for our amenities.  For the years ended December 31, 2015 and December 31, 2014, we did not identify indicators of impairments for property and equipment.  During 2013, management changed its plans to sell certain assets, resulting in the reclassification of these assets from assets held for sale to property and equipment.  There was no change in the carrying value in these assets due to this reclassification.

Assets Held for Sale

Assets Held for Sale

We classify assets held for sale in accordance with the criteria set forth in ASC 360.  We continue to opportunistically sell non-core commercial and industrial assets, as well as scattered lot positions and land assets that are in excess of our needed supply in a given market.  Under this plan, assets that meet the criteria above are classified as held for sale.

During the year ended December 31, 2015, we changed our plans to sell assets that were previously classified as held for sale, or the assets no longer met the held-for-sale criteria, resulting in a reclassification of $4.1 million of land positions to land and other inventories.  There was no change in the carrying value in these assets due to this reclassification.

During 2014, we sold assets held for sale with a carrying value of $20.6 million for cash proceeds of $27.2 million for a gain of $6.6 million.  Included in this was the sale of a multi-family property in Arizona to a related party for $13.9 million for a gain of $2.3 million.

Investments in Partnerships and LLCs

Investments in Partnerships and LLCs

When we are either deemed to hold the controlling interest in a voting interest entity or deemed to be the primary beneficiary of a variable interest entity (“VIE”), we are required to consolidate the investment.  The primary beneficiary of a VIE is the entity that has both of the following characteristics: (a) the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance and (b) the obligation to absorb the majority of losses of the VIE or the right to receive the majority of benefits from the VIE.  Investments where we don't hold the controlling interest and we are not the primary beneficiary are accounted for under the equity method.

Factors considered when determining if we hold the controlling interest in a voting interest entity include who holds the general partnership or managing member interests, which partner or member makes the day-to-day decisions regarding the operations of the entity, and whether or not the other partners or members have substantive participating rights.  With respect to VIEs, our variable interests may be in the form of (1) equity ownership, (2) contracts to purchase assets and/or (3) loans provided by us to the investor.  We examine specific criteria and use judgment when determining if we are the primary beneficiary of a VIE.  Factors considered in determining whether we are the primary beneficiary include risk and reward sharing, experience and financial condition of other partner(s), sufficiency of equity to conduct the operations of the entity, voting rights, involvement in decisions significantly impacting the entity's economic performance, level of economic disproportionality between us and the other partner(s) and contracts to purchase assets from VIEs.

We have investments in unconsolidated entities, including joint ventures, with independent third parties.  The equity method of accounting is used for unconsolidated entities over which we have significant influence.  Under the equity method of accounting, we recognize our proportionate share of the earnings and losses of these entities.

We evaluate our investments in unconsolidated entities for recoverability in accordance with ASC 323, Investments – Equity Method and Joint Ventures (“ASC 323”).  If we determine that a loss in the value of the investment is other than temporary, we write down the investment to its estimated fair value.  Any such losses are recorded to equity in (earnings) loss of unconsolidated entities in the consolidated statements of operations and comprehensive income (loss).  Due to uncertainties in the estimation process and the significant volatility in demand for new housing, actual results could differ significantly from such estimates.  During the years ended December 31, 2015 and 2014, our impairment assessments resulted in no impairment charges.

Non-controlling Interest

Non-Controlling Interest

In 2012, we consolidated an investment in an LLC where we were determined to be the primary beneficiary due to a related party affiliation.  Therefore, the LLC's financial statements were consolidated into our financial statements and the other partner’s equity in the LLC was recorded as non-controlling interest as a component of consolidated equity.   Since June 2014, we were no longer considered the primary beneficiary of this LLC due to the discontinuation of the related party affiliation, resulting in shared power between the remaining members.  For additional information, see Note 5, Investments in Unconsolidated Entities.

Business Acquisitions

Business Acquisitions

When acquiring a business, we allocate the purchase price of real estate to the tangible and intangible assets and liabilities acquired based on their estimated fair values.  In making estimates of fair values for this purpose, we use a number of sources, including independent appraisals and information obtained about each property as a result our pre-acquisition due diligence and its marketing and housing activities.

Goodwill

Goodwill

Goodwill arises from business combinations and represents the excess of the cost of an acquired entity over the net fair value amounts that were assigned to the identifiable assets acquired and the liabilities assumed.  Goodwill is tested for impairment at the reporting unit level on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value.  There were no indicators of impairment during the years ended December 31, 2015 and 2014.

Homebuilding Revenue Recognition

Homebuilding Revenue Recognition

In accordance with ASC 360, homebuilding revenue and related profit from the sales of housing units are recognized when title to and possession of the property are transferred to the buyer. In addition, revenues from land sales are recognized in full at closing, provided the buyer's initial and continuing investment is adequate, any financing is considered collectible and there is no significant continuing involvement.

Sales Incentives

Sales incentives

When sales incentives involve a discount on the selling price of the home, we record the discount as a reduction of revenue at the time of house closing. If the sales incentive requires us to provide a free product or service to the customer, the cost of the free product or service is recorded as cost of revenues at the time of house closing. This includes the cost related to optional upgrades and seller-paid financing costs, closing costs, homeowners’ association fees, or merchandise.

Advertising Costs

Advertising Costs

Advertising costs are expensed as incurred.  For the years ended December 31, 2015, 2014 and 2013, advertising costs totaled $3.0 million, $3.1 million and $2.4 million, respectively.  Advertising costs, sales commissions and closing costs are included in homebuilding expense in the accompanying consolidated statements of operations and comprehensive income (loss).

Warranty Costs

Warranty Costs

Warranty reserves for houses are established to cover estimated costs for materials and labor with regard to warranty-type claims to be incurred subsequent to the closing of a house for one to two years.  Reserves are determined based on historical data and other relevant factors.  We have, and require our subcontractors to have, general liability, property, workers compensation, and other business insurance.  These insurance policies protect us against a portion of our risk of loss from claims, subject to certain self-insured per occurrence and aggregate retentions, deductibles, and available policy limits.  We may have recourse against subcontractors for certain claims relating to workmanship and materials.  Warranty reserves are included in accrued and other liabilities in the consolidated balance sheets.

During the years ended December 31, 2015, 2014 and 2013, changes in the warranty reserve consist of the following (in thousands):

	2015	2014	2013
Accrued warranty reserve, beginning of period	$1,528	$638	$549
Reserve provided	3,974	1,495	578
Payments	(2,169)	(605)	(489)
Accrued warranty reserve, end of period	$3,333	$1,528	$638

Income Taxes

Income Taxes

The provision for income taxes is calculated using the asset and liability method, under which deferred tax assets and liabilities are recognized by identifying the temporary differences arising from the different treatment of items for tax and accounting purposes.  In assessing the realizability of deferred tax assets, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is primarily dependent upon the generation of future taxable income.  In determining the future tax consequences of events that have been recognized in the financial statements or tax returns, judgment is required.  Differences between the anticipated and actual outcomes of these future tax consequences could have a material impact on our consolidated results of operations or financial position.

Share-based Compensation

Share-Based Compensation

The Amended and Restated 1997 Incentive and Capital Accumulation Plan (2011 Restatement), as amended ("the Incentive Plan") and the 2015 Incentive Compensation Plan (the "2015 Plan") provide for the grant of stock options, stock appreciation rights, stock awards, performance awards, and stock units to officers, employees and directors of AV Homes.  The exercise prices of stock options granted under the Incentive Plan and the 2015 Plan may not be less than the stock exchange closing price of our common stock on the date of grant.  Stock option awards under the Incentive Plan and 2015 Plan generally expire 10 years after the date of grant.

As of December 31, 2015, an aggregate of 590,483 shares of our common stock, subject to certain adjustments, were reserved for issuance under the Incentive Plan, relating to outstanding options and restricted stock units previously awarded and currently outstanding under the Incentive Plan.  There were 764,182 shares available for grant under the 2015 Plan as of December 31, 2015.

Employee Benefit Plans

Employee Benefit Plans

We have a defined contribution savings plan that covers substantially all employees.  Under this savings plan, we may contribute to the plan based upon specified percentages of employees' voluntary contributions.  We made no contributions to the plan for the years ended December 31, 2015, 2014 and 2013.

Earnings (Loss) Per Share

Earnings (Loss) Per Share

Basic earnings (loss) per share is computed by dividing net income (loss) attributable to AV Homes stockholders by the weighted average number of common shares outstanding for the period.  Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of AV Homes.  The computation of diluted earnings (loss) per share for the year ended December 31, 2015, did not assume the potential effect of employee stock options, the 6.00% Notes, the 7.50% Notes, or the 7.50% Exchange Notes because the effects were antidilutive.  The computation of diluted loss per share for the years ended December 31, 2014 and 2013 did not assume the effect of restricted stock units, employee stock options, the 4.50% Notes, the 7.50% Notes, or the 7.50% Exchange Notes because the effects were antidilutive.

The weighted average number of shares outstanding in calculating basic earnings (loss) per share includes the issuance of 61,101 shares in 2015, 67,274 shares in 2014 and 9,272,795 shares in 2013, in connection with the vesting of restricted stock and restricted stock units each year, and stock issued in connection with the 2013 TPG Investment as described above.  Excluded from the weighted average number of shares outstanding are 332,103 shares for 2015, 127,078 shares for 2014 and 100,898 shares for 2013 associated with annual restricted stock awards that remain subject to vesting and performance requirements.  See Note 10, Share-Based Payments and Other Compensation.  In accordance with ASC 260, Earnings Per Share, nonvested shares are not included in basic earnings (loss) per share until the vesting and performance requirements are met.

In accordance with ASC 470-20, Debt, an embedded beneficial conversion feature present in a convertible instrument shall be recognized separately by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in-capital. Intrinsic value shall be calculated at the commitment date (preferred stock issuance) as the difference between the conversion price and the fair value of the common stock into which the security is convertible.  The most favorable conversion price shall be used to measure the intrinsic value.  The intrinsic value of the contingent beneficial conversion feature was recognized upon resolution of the contingency (shareholder approval of conversion) as a deemed dividend on the convertible preferred stock, and is added to net loss to arrive at loss attributable to common stockholders in the loss per share calculation.  The deemed dividend had a $(0.75) per share effect on earnings for the year ended December 31, 2013.

The following table represents a reconciliation of the net earnings (loss) and weighted average shares outstanding for the calculation of basic and diluted earnings (loss) per share for the years ended December 31, 2015, 2014 and 2013 (dollars in thousands):

	For the Year Ended
	2015	2014	2013
Numerator:
Net income (loss)	$11,950	$(1,932)	$(9,477)
Deemed dividend related to the beneficial conversion feature	—	—	(11,894)
Basic and diluted net income (loss)	$11,950	$(1,932)	$(21,371)

Denominator:
Basic weighted average shares outstanding	22,010,201	21,945,491	15,935,701
Diluted weighted average shares outstanding	22,130,384	21,945,491	15,935,701

Comprehensive Income (Loss)	Comprehensive Income (Loss) Net income (loss) and comprehensive income (loss) are the same for the years ended December 31, 2015, 2014 and 2013.
Recent Accounting Pronouncements

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-09, Revenue from Contracts with Customers.  The standard is a comprehensive new revenue recognition model that requires revenue to be recognized in a manner to depict the transfer of goods or services to a customer at an amount that reflects the consideration expected to be received in exchange for those goods or services.  In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which delayed the effective date by one year.  As a result, the standard is effective for us for annual and interim periods beginning January 1, 2018 and allows for full retrospective or modified retrospective methods of adoption.  We are currently evaluating the impact that the standard will have on our consolidated financial statements.

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt, consistent with the presentation of a debt discount.  The guidance is effective for us beginning January 1, 2016.  We currently present deferred financing costs within other assets.  Accordingly, the adoption of the new guidance will result in the reclassification of debt issuance costs as an offset to the related debt on the balance sheet, which we do not expect to be material to our consolidated financial statements.

In September 2015, the FASB issued ASU 2015-16, Simplifying the Accounting for Measurement-Period Adjustments, which eliminates the requirement to restate prior period financial statements for measurement period adjustments.  The new guidance requires that the cumulative impact of a measurement period adjustment (including the impact on prior periods) be recognized in the reporting period in which the adjustment is identified.  This cumulative adjustment would be reflected within the respective financial statement line items affected.  The new guidance does not change what constitutes a measurement period adjustment.  The new standard should be applied prospectively to measurement period adjustments that occur after the effective date.  The new standard is effective for interim and annual periods beginning after December 15, 2015, with early adoption permitted.  We believe the adoption of this standard will not have a material effect on our consolidated financial statements.